Exhibit 99.1
Member Audio/Web Conference November 12, 2009

Data set forth in these slides are unaudited. This document contains "forward-looking statements"- that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." Forward looking statements by their nature address matters that are, to different degrees, uncertain. Actual performance or events may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, general economic conditions (including effects on, among other things, mortgage-backed securities), the Bank's ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements), changes in our membership profile, demand for advances, changes in projected business volumes, business and capital plan adjustments and amendments, regulatory actions or approvals, competitive pressure from alternative member funding sources, government actions and programs in response to the credit crisis, accounting adjustments or requirements, interest-rate volatility, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, hedging and asset-liability management activities, and shifts in demand for our products and consolidated obligations. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. The FHLBank Pittsburgh does not undertake to update any forward-looking statements made in this announcement. This document also contains non-GAAP financial information. Specifically, as part of evaluating its performance, the Bank adjusts net income reported in accordance with GAAP for the impact of: (1) Affordable Housing Program and Resolution Funding Corporation assessments; (2) Lehman derivatives related items; and (3) OTTI charges. The result is referred to as core earnings which is not defined in GAAP. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons.

Financial Highlights 2009 2008 2009 2008 Net interest income before provision for credit losses $ 67.5 $74.1 $199.8 $252.4 Provision for credit losses 1.4 2.1 2.9 5.5 Net OTTI losses (93.3) - (163.1) - Contingency reserve - - (35.3) - All other income - 73.4 16.3 80.0 Other expenses 16.2 13.6 46.7 44.7 Income before assessments (43.4) 131.8 (31.9) 282.2 AHP/REFCORP (3.0) 35.0 0.0 74.9 GAAP Net income (loss) $(40.4) $96.8 $ (31.9) $207.3 Impact of unusual items: Lehman related items $0.0 $68.5 $ (35.3) $ 68.5 Net OTTI losses (93.3) 0.0 (163.1) 0.0 AHP/REFCORP 16.3 (18.2) 44.1 (18.2) Core earnings $36.6 $46.5 $122.4 $157.0 Net interest margin (bps) 39 31 35 34 Total average assets $70,504.7 $96,794.2 $79,254.6 $100,424.0 Average loans to members (Advances) $40,848.0 $66,488.2 $47,403.6 $68,409.4 Three Months Ended Nine Months Ended September 30, September 30, (in millions)

Key Issues Affecting Future OTTI Default frequency - the projected default frequency of the currently performing loans within the collateral pool Loss severities - the expected severity of the loss incurred upon selling the home, which varies depending on geographic location Housing price changes - the projected change in housing prices in varying regions of the country Prepayment assumptions - the expected speed of voluntary and involuntary prepayments for the collateral of the security Timing and projected path of all of the above assumptions Economic (credit) loss estimates are highly dependent on various modeling assumptions, such as the following:

OTTI Recognized Private label MBS: Prime $1,743,838 $42,370 $119,743 $162,113 $ 60,895 $505,165 $566,060 Alt-A 1,395,959 50,917 (22,519) 28,398 101,926 305,679 407,605 Subprime 3,236 57 (57) 0 348 1,548 1,896 Total OTTI $3,143,033 $93,344 $ 97,167 $190,511 $163,169 $812,392 $975,561 Excludes HELOC portfolio Unpaid principal balance Three Months Ended Nine Months Ended September 30, 2009 September 30, 2009 OTTI OTTI Total OTTI OTTI Total Credit Noncredit OTTI Credit Noncredit OTTI (in thousands) UPB (1,2) Loss Loss Losses Loss Loss Losses OTTI noncredit loss on available-for-sale PLMBS 9/30/2009 Total OTTI loss recognized in other comprehensive loss $(1,013,751) Subsequent unrecognized changes in fair value 205,359 Net noncredit portion of OTTI losses on AFS in AOCI $ (808,392) Retained earnings $ 394,565

PLMBS Portfolio Fair Value Breakdown (In millions) Market Total PLMBS Portfolio Par Value Fair Value Depreciation FV/PV September 30, 2009 $7,293 $5,725 $(1,568) 78% June 30, 2009 $7,800 $5,667 $(2,133) 73% March 31, 2009 $8,415 $6,057 $(2,358) 72% Market By Vintage - 9/30/09 Par Value Fair Value Depreciation FV/PV Prime 2007 $1,477 $1,071 $(406) 73% 2006 814 654 (160) 80% 2005 923 797 (126) 86% 2004 & earlier 1,723 1,556 (167) 90% $4,937 $4,078 $(859) 83% ALT-A 2007 $411 $246 $(165) 60% 2006 879 556 (323) 63% 2005 382 301 (81) 79% 2004 & earlier 601 506 (95) 84% $2,273 $1,609 $(664) 71% Subprime & Heloc 2006 $24 $10 $(14) 42% 2005 5 2 (3) 40% 2004 & Earlier 54 26 (28) 48% $83 $38 $(45) 46%

Capital and Risk-Based Requirements Total permanent capital $4,415.8 $4,450.2 $4,410.0 $4,156.9 $4,294.9 Risk-based capital requirement: Credit risk capital $ 922.7 $ 530.6 $ 432.8 $ 278.7 $ 240.8 Market risk capital 1,525.1 2,218.7 2,685.7 2,739.1 256.7 Operations risk capital 734.3 824.8 935.5 905.3 149.3 Total risk-based capital requirement $3,182.1 $3,574.1 $4,054.0 $3,923.1 $ 646.8 Excess capital $1,233.7 $ 876.1 $ 356.0 $ 233.8 $3,648.1 Percentage of requirement 138.8% 124.5% 108.8% 106.0% 664.0% Capital ratio 6.6% 5.8% 5.3% 4.6% 4.3% Leverage ratio 10.0% 8.7% 7.9% 6.9% 6.4% (in millions) September 30, June 30, March 31, December 31, December 31, 2009 2009 2009 2008 2007

(in millions) Net interest income $67.5 $75.9 $56.4 $29.5 $74.1 All other (17.6) (1.4) (14.2) (19.3) (10.8) Core pre-assessment 49.9 74.5 42.2 10.2 63.3 Core AHP/REFCORP 13.3 19.7 11.2 2.7 16.8 Core earnings 36.6 54.8 31.0 7.5 46.5 Unusual items Lehman related items 0.0 0.0 (35.3) 0.0 68.5 Net OTTI losses (93.3) (39.3) (30.5) (266.0) 0.0 AHP/REFCORP (16.3) (16.6) (11.2) (70.6) 18.2 GAAP net income (loss) $(40.4) $32.1 $(23.6) $(187.9) $96.8 Quarterly Earnings Trend Third Qtr. Second Qtr. First Qtr. Fourth Qtr. Third Qtr. 2009 2009 2009 2008 2008

Dividend and Stock Repurchase - As of November 10, 2009 Five FHLBanks have declared a dividend based on third quarter 2009 earnings Two Banks have not declared a dividend yet. Both paid a dividend based on second quarter 2009 earnings Four FHLBanks continued to repurchase excess capital stock - eight did not The Board of Directors and Management are focused on building retained earnings which may allow the Bank to reinstate some level of dividend and repurchase excess capital stock when it is prudent to do so The Bank's overall financial performance will need to improve before we can resume paying any level of a dividend and repurchasing excess capital stock Improving market conditions and/or changes to regulation or public policy could expedite the reinstatement

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